UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2023

Decarbonization Plus Acquisition Corporation IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40731	98-1585724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	DCRDU	Nasdaq Capital Market
Class A ordinary share, par value $0.0001 per share	DCRD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DCRDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.03.	Material Modification to Rights of Security Holders.

On January 23, 2023, the shareholders of Decarbonization Plus Acquisition Corporation IV, a Cayman Islands exempted company (“DCRD” or the “Company”), approved the Second Amended and Restated Memorandum and Articles of Association of the Company (the “A&R DCRD Articles”) at the extraordinary general meeting of the Company (the “DCRD Shareholders’ Meeting”).

The A&R DCRD Articles extend the date by which DCRD must complete a Business Combination (as defined in the A&R DCRD Articles) to March 13, 2023. On January 24, 2023, the Company filed the A&R DCRD Articles with the Cayman Islands authorities.

The foregoing summary is qualified by the full text of the A&R DCRD Articles, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 23, 2023, DCRD convened the DCRD Shareholders’ Meeting. At the DCRD Shareholders’ Meeting, DCRD’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement (the “Proxy Statement”) filed by DCRD with the U.S. Securities and Exchange Commission on December 30, 2022.

There were 39,531,250 ordinary shares issued and outstanding at the close of business on December 14, 2022, the record date (the “Record Date”) for the DCRD Shareholders’ Meeting. At the DCRD Shareholders’ Meeting, there were 30,938,140 shares present either by proxy or online, representing approximately 78.26% of DCRD’s total outstanding ordinary shares as of the Record Date. Each shareholder was entitled to one vote for each ordinary share held as of the record date, except that with respect to Proposal No. 1, the Domestication Proposal, holders of the Class B ordinary shares of DCRD, par value $0.0001 per share (the “DCRD Class B Ordinary Shares”), were entitled to ten votes per DCRD Class B Ordinary Share held of record.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 - The Domestication Proposal

The transfer of DCRD by way of continuation from the Cayman Islands to the Province of Alberta, Canada in accordance with the amended and restated memorandum and articles of association of the Company (the “DCRD Articles”) and Cayman Islands Companies Act (as amended) and the domestication of DCRD as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta), including the adoption of the articles and bylaws of DCRD to be adopted in connection therewith (such transfer by way of continuation and domestication, including all matters necessary or ancillary in order to effect such transfer by way of continuation and domestication, the “Domestication”) was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
98,750,103	3,344,275	12

Proposal No. 2 - The Business Combination Proposal

The Business Combination Agreement, dated September 25, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”) by and among DCRD, Hammerhead Resources Inc. (“Hammerhead”), Hammerhead Energy Inc., an Alberta corporation and wholly owned subsidiary of Hammerhead

(“NewCo”) and 2453729 Alberta ULC (“AmalCo”), and the transactions contemplated thereby were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,623,812	3,314,327	1

Proposal No. 3(a) – Authorized Capital Proposal

A provision of the articles of Hammerhead Energy Inc., as survivor of DCRD’s amalgamation with NewCo following the Domestication (“New SPAC” and such amalgamation, the “SPAC Amalgamation”) to be adopted at the effective time of Hammerhead’s amalgamation with AmalCo (the “New SPAC Closing Articles”, such amalgamation, the “Company Amalgamation” and such effective time, the “Company Amalgamation Effective Time”) and the bylaws of NewCo, which, at the effective time of the SPAC Amalgamation, will become the bylaws of New SPAC (the “New SPAC Closing Bylaws”) that would change the authorized share capital from the existing (i) 500,000,000 DCRD Class A ordinary shares, par value $0.0001 per share (the “DCRD Class A Ordinary Shares”), (ii) 50,000,000 DCRD Class B Ordinary Shares, and (iii) 5,000,000 preferred shares of a nominal or par value of $0.0001 each, to (i) an unlimited number of Class A common shares in the authorized share capital of New SPAC (“New SPAC Class A Common Shares”) and (ii) “First Preferred Shares”, issuable in series, limited in number to an amount equal to not more than 20% of the number of issued and outstanding New SPAC Class A Common Shares at the time of issuance of any First Preferred Shares was approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
25,684,399	4,752,740	501,001

Proposal No. 3(b) – Declassification Proposal

A provision of the New SPAC Closing Articles and the New SPAC Closing Bylaws that would declassify the board of directors with the result being that each director will be elected annually for a term of one year was approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,122,813	3,314,226	501,101

Proposal No. 3(c) – Quorum Proposal

A provision of the New SPAC Closing Articles and the New SPAC Closing Bylaws that would reduce the requisite quorum for a meeting of shareholders from (x) one or more shareholders holding at least one-third of the paid up voting share capital present in person or by proxy and entitled to vote at that meeting to (y) not less than two persons holding or representing not less than 25% of the shares entitled to be voted at the meeting was approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
26,371,425	4,065,714	501,001

Proposal No. 3(d) – Other Matters Proposal

The omission from the New SPAC Closing Articles and the New SPAC Closing Bylaws of provisions relating to the DCRD Class B Ordinary Shares; DCRD’s initial public offering; Decarbonization Plus Acquisition Sponsor IV LLC; DCRD’s initial merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses; and other related matters was approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,122,812	3,314,327	501,001

Proposal No. 4 - The Extension Proposal

An extension of the date by which DCRD must consummate a “Business Combination” (as defined in the DCRD Articles) to March 13, 2023 to be effected by way of amendment and restatement of the DCRD Articles was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,623,913	3,314,215	12

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Memorandum and Articles of Association of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS ACQUISITION CORPORATION IV

Date: January 24, 2023	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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